UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

NEENAH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32240	20-1308307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road, Suite 600

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 566-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	NP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 8.01	Other Events

As previously disclosed, on March 28, 2022, Neenah, Inc., a Delaware corporation (“Neenah”), Schweitzer-Mauduit International, Inc., a Delaware corporation (“SWM”), and Samurai Warrior Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of SWM (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into Neenah (the “Merger”), with Neenah surviving the Merger as a direct and wholly-owned subsidiary of SWM.

In connection with the Merger, SWM filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-264676) (as amended, the “Form S-4”). On May 23, 2022, Neenah and SWM each filed a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) with the SEC for the solicitation of proxies in connection with (i) the special meeting of Neenah’s stockholders to be held on June 29, 2022, for purposes of voting, among other things, on a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and (ii) the special meeting of SWM’s stockholders to be held on June 29, 2022, for purposes of voting, among other things, on a proposal to approve the issuance of SWM common stock, pursuant to the terms of the Merger Agreement, in an amount necessary to complete the Merger and the other transactions contemplated by the Merger Agreement.

Several complaints relating to the Merger have been filed by purported shareholders of Neenah (the “Neenah Complaints”), naming as defendants Neenah and its Board of Directors and alleging that the defendants violated Sections 14(a) and/or 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”) and SEC rules promulgated thereunder by filing a materially incomplete and misleading proxy statement in connection with the Merger. The Neenah Complaints are captioned: Stein v. Neenah, Inc. et al, Case No. 1:22-cv-03800, filed in the Southern District of New York on May 10, 2022; Whitfield v. Neenah, Inc. et al, Case No. 1:22-cv-02987, filed in the Eastern District of New York on May 20, 2022; Justice v. Neenah, Inc. et al, Case No. 1:22-cv-03068, filed in the Eastern District of New York on May 24, 2022; Kent v. Neenah, Inc. et al, Case No. 1:22-cv-00755, filed in the District of Delaware on June 9, 2022; and Wolfe v. Neenah, Inc. et al, Case No. 1:22-cv-4895, filed in the Southern District of New York on June 10, 2022. In addition to the Neenah Complaints, Neenah has received demand letters (the “Neenah Demands”) from two additional purported Neenah shareholders raising allegations similar to those in the Neenah Complaints. The Neenah Complaints generally seek, among other things, an injunction preventing consummation of the Merger until and unless the allegedly omitted information is provided, rescission of the Merger Agreement and/or rescissory damages, costs and attorneys’ fees. The Neenah Demands assert that the purported shareholders may seek similar relief from a court.

Similarly, a complaint relating to the Merger has been filed by a purported shareholder of SWM (the “SWM Complaint,” and collectively with the Neenah Complaints, the “Complaints”) naming as defendants SWM and its Board of Directors and alleging that the defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and SEC rules promulgated thereunder by filing a materially incomplete and misleading proxy statement in connection with the Merger. The SWM Complaint is captioned: Voznesensky v. Schweitzer-Mauduit, Int’l, Inc., et al., Case No. 1:22-cv-02919-LDH-VMS. In addition to the SWM Complaint, SWM has received a demand letter (the “SWM Demand,” and collectively with the Neenah Demands, the “Demands”) from an additional purported SWM shareholder raising allegations similar to those in the SWM Complaint.

Neenah and the other defendants believe that the allegations in the Complaints and the Demands are without merit, that the Joint Proxy Statement/Prospectus fully complies with the Exchange Act and all other applicable law, and that no further disclosure is required. However, solely in order to avoid the risk of delaying or otherwise adversely affecting the consummation of the Merger and to minimize the expense and distraction of defending such actions, Neenah hereby voluntarily amends and supplements the Joint Proxy Statement/Prospectus as set forth in this Current Report on Form 8-K. Nothing in the supplemental disclosures set forth below should be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The Neenah board unanimously recommends that Neenah stockholders vote “FOR” the Neenah merger proposal, “FOR” the Neenah compensation proposal and “FOR” the adjournment proposal, each as described in the Joint Proxy Statement/Prospectus.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Joint Proxy Statement/Prospectus. All page references in this Current Report on Form 8-K are to pages of the Joint Proxy Statement/Prospectus and to the corresponding pages of the preliminary proxy statement/prospectus included in the Form S-4, and all terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Joint Proxy Statement/Prospectus. The following information should be read in conjunction with the Joint Proxy Statement/Prospectus and the Form S-4, which should be read in their entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Joint Proxy Statement/Prospectus or the Form S-4, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Joint Proxy Statement/Prospectus or the Form S-4.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

The disclosure under the heading “SWM Analysis—Discounted Cash Flow Analysis” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through under that heading on page 86 and carries over onto page 87 of the Joint Proxy Statement/Prospectus:

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted implied equity value per share for SWM’s common stock. J.P. Morgan calculated the unlevered free cash flows that SWM is expected to generate during the second half of fiscal year 2022 through fiscal year 2031 (applying a valuation date of June 30, 2022) based upon the prospective financial information used by J.P. Morgan described in “The Merger – Certain Unaudited Prospective Financial Information – SWM prospective financial information~~.~~”, as well as extrapolations for fiscal year 2025 through fiscal year 2031, which were prepared by J.P. Morgan in collaboration with SWM management and which were approved for use by J.P. Morgan by SWM management. J.P. Morgan also calculated a range of terminal values of SWM at December 31, 2031 by applying a perpetual growth rate ranging from 1.0% to 2.0% of the unlevered free cash flow of SWM for the calendar year 2031. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 8.25% to 9.25%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of SWM. As inputs to the weighted average cost of capital, J.P. Morgan took into account, among other things, risk-free rate, equity risk premium, the betas and capitalization of the selected companies, pre-tax cost of debt and post-tax cost of debt. The range of perpetuity growth rates was estimated by J.P. Morgan utilizing its professional judgment and experience and based on guidance provided by SWM management. Based on the foregoing, the discounted cash flow analysis indicated a range of implied equity values of between $37.10 and $53.80, rounded to the nearest $0.10, per share of SWM’s common stock on a stand-alone basis, as compared to the closing price per share of SWM common stock of $30.23 on March 25, 2022.

The disclosure under the heading “Neenah Analysis—Discounted Cash Flow Analysis” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through under that heading on page 88 and carries over onto page 89 of the Joint Proxy Statement/Prospectus:

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted implied equity value per share for Neenah’s common stock. J.P. Morgan calculated the unlevered free cash flows that Neenah is expected to generate during the second half of fiscal year 2022 through fiscal year 2031 (applying a valuation date of June 30, 2022) based upon the prospective financial information used by J.P. Morgan described in “The Merger – Certain Unaudited Prospective Financial Information – Neenah prospective financial information~~.~~”, as well as extrapolations for fiscal year 2025 through fiscal year 2031, which were prepared by J.P. Morgan in collaboration with SWM management and which were approved for use by J.P. Morgan by SWM management. J.P. Morgan also calculated a range of terminal values of Neenah at December 31, 2031 by applying a perpetual growth rate ranging from 1.0% to 2.0% of the unlevered free cash flow of Neenah for the calendar year 2031. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 7.75% to 8.75%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Neenah. As inputs to the weighted average cost of capital, J.P. Morgan took into account, among other things, risk-free rate, equity risk premium, the betas and capitalization of the selected companies, pre-tax cost of debt and post-tax cost of debt. The range of perpetuity growth rates was estimated by J.P. Morgan utilizing its professional judgment and experience and based on guidance provided by SWM management. Based on the foregoing, the discounted cash flow analysis indicated a range of implied equity values of between $51.40 and $70.80, rounded to the nearest $0.10, per share of Neenah’s common stock on a stand-alone basis, as compared to the closing price per share of Neenah common stock of $38.21 on March 25, 2022.

The disclosure under the heading “Neenah Analyst Price Targets” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through under that heading on page 89 of the Joint Proxy Statement/Prospectus:

J.P. Morgan reviewed the publicly available equity research analyst share price targets for the shares of Neenah common stock and noted that the two analyst price targets were $64.00 and ~~to~~ $65.00 per share, as compared to the closing price per share of Neenah common stock of $38.21 on March 25, 2022. J.P. Morgan noted that the analyst price targets were presented merely for reference purposes only, and were not relied upon for valuation purposes.

The disclosure in the eighth sentence of the fourth paragraph under the heading “Opinion of SWM’s Financial Advisor—Miscellaneous” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through on page 91 of the Joint Proxy Statement/Prospectus:

“J.P. Morgan anticipates that it and its affiliates will arrange and/or provide financing to SWM in connection with the merger and estimates that its affiliates will receive aggregate fees of approximately $11.5 million pursuant to the financing agreements related to the merger ~~for customary compensation~~.”

The disclosure under the heading “Opinion of Neenah’s Financial Advisor—Summary of Material Financial Analyses—Selected Publicly-Traded Companies Analysis” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through in the first paragraph on page 100 of the Joint Proxy Statement/Prospectus:

Set forth below are the ~~high, low, mean and median~~ multiples for each of the selected companies, as well as the mean and median multiples resulting from this analysis:

~~EV /2022E EBITDA~~
~~High~~	~~12.0x~~
~~Low~~	~~3.8x~~
~~Mean~~	~~8.1x~~
~~Median~~	~~8.2x.~~

Company	EV / 2022E EBITDA
3M Company	10.1x
Avient Corporation	9.2x
Berry Global Group, Inc	7.6x
Clearwater Paper Corporation	5.4x
Donaldson Company, Inc	12.0x
Glatfelter Corporation	8.2x
Rayonier Advanced Materials Inc	8.3x
Sylvamo Corporation	3.8x

Mean	8.1x
Median	8.2x

The disclosure under the heading “Opinion of Neenah’s Financial Advisor—Summary of Material Financial Analyses—Discounted Cash Flow Analysis” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through in the second bullet paragraph on page 101 of the Joint Proxy Statement/Prospectus:

•

added a range of terminal values for each of Neenah and SWM by applying a range of EV multiples of 7.5x to 9.5x to next twelve (12) months EBITDA of Neenah and SWM as of 2026E and discounted using discount rates ranging from 6.50% to 7.50% for Neenah, based on an estimated weighted average cost of capital of 7.00% for Neenah, and 6.00% to 7.00% for SWM, ~~in each case~~ based on an estimated ~~estimates of the~~ weighted average cost of capital of 6.50% for SWM ~~each company~~. Perella Weinberg selected the foregoing multiples range based on its professional judgement and experience and after taking into consideration, among other things, the observed data for Neenah and SWM as well as the publicly-traded companies utilized by Perella Weinberg for its selected publicly-traded companies analysis, their corresponding historical multiples and certain differences in the respective financial profiles of Neenah, SWM and the selected publicly-traded companies.

The disclosure under the heading “Opinion of Neenah’s Financial Advisor—Summary of Material Financial Analyses—Discounted Cash Flow Analysis” is hereby further supplemented by adding the underlined disclosure in a new paragraph which follows the second bullet paragraph on page 101 of the Joint Proxy Statement/Prospectus:

In performing its discounted cash flows analysis, Perella Weinberg utilized the Neenah Forecasts, the SWM Management Forecasts and the SWM Sensitivities Case, each of which covered periods through fiscal 2024, and extrapolations therefrom for fiscal 2025 and 2026, which extrapolations were prepared by Perella Weinberg and approved for use by Perella Weinberg by management of Neenah.

The disclosure under the heading “Opinion of Neenah’s Financial Advisor—Summary of Material Financial Analyses—Additional Financial Analyses— Research Analyst Price Targets” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through in the first paragraph under that heading on page 102 of the Joint Proxy Statement/Prospectus:

For the information of the Neenah board of directors and for reference purposes only, Perella Weinberg observed the most recent publicly available price targets for Neenah common stock published by Wall Street research analysts. Perella Weinberg observed that two such analyst estimates were available for Neenah (one published on March 7, 2022 and the other on March 8, 2022) and only one such analyst estimate was available for SWM (published on February 24, 2022). The selected price targets reflect each research analyst’s estimate of the future public market trading prices of shares of Neenah common stock and SWM common stock. Perella Weinberg noted that the analysts’ price targets for Neenah were ~~ranged from~~ $64.00 and ~~to~~ $65.00 per share, respectively, and that the analyst price target for SWM was $60.00 per share.

The disclosure under the heading “Certain Unaudited Prospective Financial Information—SWM Prospective Financial Information” is hereby further supplemented by adding the underlined disclosure in a new paragraph which follows footnote (3) on page 105 of the Joint Proxy Statement / Prospectus:

In addition, as further described under ‘—Opinion of SWM’s Financial Advisor’ beginning on page 83, in performing its discounted cash flows analysis J.P. Morgan also used extrapolations for fiscal year 2025 through fiscal year 2031, which extrapolations were prepared by J.P. Morgan in collaboration with SWM management and which were approved for use by J.P. Morgan by SWM management. The Unlevered Free Cash Flows resulting from these extrapolations were as follows:

Basis of Extrapolation (in millions)	2025	2026	2027	2028	2029	2030	2031
SWM Management Forecasts	$188	$188	$193	$197	$201	$205	$208
Neenah Forecasts	$95	$98	$100	$103	$105	$107	$110

The disclosure under the heading “Certain Unaudited Prospective Financial Information—Neenah Prospective Financial Information” is hereby further supplemented by adding the underlined disclosure in a new paragraph which follows footnote (3) on page 106 of the Joint Proxy Statement / Prospectus:

In addition, as further described under ‘—Opinion of Neenah’s Financial Advisor’ beginning on page 96, in performing its discounted cash flows analysis Perella Weinberg utilized the Neenah Forecasts, the SWM Management Forecasts and the SWM Sensitivities Case, each of which covered periods through fiscal 2024, and extrapolations therefrom for fiscal 2025 and 2026, which extrapolations were prepared by Perella Weinberg and approved for use by Perella Weinberg by management of Neenah. The Unlevered Free Cash Flow Amounts resulting from these extrapolations were as follows:

Basis of Extrapolation (in millions)	2025	2026
Neenah Forecasts	$100	$105
SWM Management Forecasts	$177	$184
SWM Sensitivities	$169	$173

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which SWM and Neenah operate and beliefs of and assumptions made by SWM management and Neenah management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of SWM, Neenah or the combined company. Words such as “believes,” “anticipates,” “expects,” “assumes,” “outlook,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would,” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of SWM or Neenah or their respective management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in SWM’s and Neenah’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of SWM and Neenah to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SWM, Neenah or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by SWM shareholders and Neenah shareholders on the expected terms and schedule; difficulties and delays in integrating SWM and Neenah businesses; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm SWM’s or Neenah’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to SWM’s or Neenah’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the substantial indebtedness SWM expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that SWM may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah’s operations with those of SWM; failing to comply with the applicable laws or legal or regulatory developments; inflation, currency and interest rate fluctuations; the ability of SWM or Neenah to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including geopolitical events, wars, conflicts, illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from train derailments; timing and completion of capital programs; uncertainty as to the long-term value of the common stock of SWM following the merger, including the dilution caused by SWM’s issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which SWM and Neenah operate; and events beyond SWM’s or Neenah’s control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither SWM nor Neenah undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SWM’s and Neenah’s most recent annual reports on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q for the period ended March 31, 2022, and any material updates to these factors contained in any of SWM’s and Neenah’s future filings with the SEC.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the proposed merger, SWM has filed with the SEC a registration statement on Form S-4 to register the shares of SWM’s common stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus which was sent to the shareholders of SWM and Neenah seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SWM, NEENAH AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SWM at its website, www.swmintl.com, or from Neenah at its website, www.neenah.com. Documents filed with the SEC by SWM will be available free of charge by accessing SWM’s website at www.swmintl.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to SWM at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention: Investor Relations (1-800-514-0186), and documents filed with the SEC by Neenah will be available free of charge by accessing Neenah’s website at www.neenah.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Neenah at 3460 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005, Attention: Investor Relations: (678-566-6500).

Participants in the Solicitation

SWM and Neenah and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Neenah and SWM in connection with the proposed merger under the rules of the SEC. Information about SWM’s directors and executive officers is available in SWM’s proxy statement dated March 18, 2022 for its 2022 Annual Meeting of Shareholders. Information about Neenah’s directors and executive officers is available in Neenah’s proxy statement dated April 8, 2022 for its 2022 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the SEC regarding the merger. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the SEC’s website at www.sec.gov or from Neenah or SWM using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.

By:	/s/ Noah Benz
Name: Noah Benz
Title: Executive Vice President, General Counsel and Secretary

Date: June 21, 2022